UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2003

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-10258 (Commission File Number)	54-1497771 (I.R.S. Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia (Address of Principal Executive Offices)	23225 (Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release, dated June 16, 2003 (furnished pursuant to Item 9).

Item 9.	Regulation FD Disclosure

        On June 16, 2003, Tredegar Corporation announced that its films plant in New Bern, North Carolina, is scheduled to close in mid-2004. Tredegar Corporation also provided an update to certain forward-looking statements relative to 2003, including the second quarter of 2003, and provided information on other cost reduction efforts. Furnished as Exhibit 99.1 and incorporated herein by reference is the press release by Tredegar Corporation.

        In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. Per General Instruction B.5 of Form 8-K, nothing in this Current Report shall be deemed an admission as to the materiality of the information furnished hereby to the extent such information is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2003	TREDEGAR CORPORATION By: /s/ D. Andrew Edwards ———————————————— D. Andrew Edwards Vice President, Finance and Treasurer

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